[USAA                         USAA MUTUAL FUND, INC.
EAGLE                         NASDAQ-100 INDEX FUND
LOGO (R)]               SUPPLEMENT DATED OCTOBER 1, 2003
                                TO THE PROSPECTUS
                                DATED MAY 1, 2003



         This supplement describes an important change affecting the USAA Nasdaq-100 Index Fund (the Fund). The change was proposed by USAA Investment Management Company (IMCO) and approved by the Fund's Board of Directors (the Board) as being in the best interests of the Fund's shareholders. If you have any questions regarding the change, you should contact us at (800) 531-8181.

NEW INVESTMENT SUBADVISORY ARRANGEMENT

Not long ago, Barclays Global Fund Advisors (Barclays) informed IMCO that it no longer wished to manage the Fund and would be terminating its subadvisory agreement on October 1, 2003. On September 24, 2003, the Board approved a proposal by IMCO to replace Barclays and entered into a subadvisory agreement with Northern Trust Investments, N.A. (NTI) with respect to the Fund. In determining to hire NTI as the subadviser for the Fund beginning on October 1, 2003, the Board considered numerous factors including, without limitation, the following: (1) NTI's investment performance record managing similar funds and accounts; (2) the reasonableness of the fees proposed to be paid to NTI for these services, and (3) the likelihood that IMCO and NTI will be able to work together effectively to pursue the Fund's investment objective.

         AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED MAY 1, 2003, IS REVISED AS FOLLOWS.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE SECOND AND THIRD PARAGRAPHS ON PAGE 4.

We  are  the  Fund's  investment   adviser.  We  have  retained  Northern  Trust
Investments, N.A. (NTI) to serve as subadviser for the Fund. NTI is responsible for managing the Fund's assets.

Under normal market conditions, NTI attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets, including any borrowings for investment purposes, in the equity securities of companies composing the Nasdaq-100 Index.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIFTH PARAGRAPH ON PAGE 4.

NTI will normally invest in all the equity securities in the Nasdaq-100 Index in roughly the same proportions as their weightings in the index. While NTI attempts to replicate the index, there may be times when the Fund and the index do not match exactly. At times, NTI may purchase a security not included in the Nasdaq-100 Index when it is believed to be a cost-efficient way of approximating the index's performance, for example, in anticipation of a security being added to the index.

IN THE SECTION "FUND INVESTMENTS" ON PAGES 11-13 OF THE PROSPECTUS, REPLACE ALL REFERENCES TO BARCLAYS WITH NTI.

DELETE THE SECTION ENTITLED "PORTFOLIO MANAGER" ON PAGES 14-15 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION IN ITS PLACE.

We have entered into a Subadvisory Agreement with Northern Trust Investments, N.A. (NTI), located at 50 S. LaSalle Street, Chicago, Illinois 60675, to delegate the day-to-day discretionary management of the Fund's assets. Under this agreement, NTI manages the assets of the Fund, subject to the general supervision of the Fund's Board of Directors and us, in accordance with the Fund's investment objective, policies, and restrictions. NTI is compensated by us out of the amounts we receive from the Fund.

As of June 30, 2003, NTI had approximately $220.4 billion of assets under management. NTI is part of Northern Trust Global Investments, the investment arm of Northern Trust Corporation, one of the largest investment managers in the United States. The Northern Trust Company is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.



                                                                      44879-1003

[USAA                        USAA MUTUAL FUND, INC.
EAGLE                         NASDAQ-100 INDEX FUND
LOGO (R)]              SUPPLEMENT DATED OCTOBER 1, 2003
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2003



     This supplement describes an important change affecting the USAA Nasdaq-100 Index Fund. The change was proposed by USAA Investment Management Company (IMCO) and approved by the Fund's Board of Directors (the Board) as being in the best interests of the Fund's shareholders.

     On September 24, 2003, the Board approved a proposal by IMCO to replace Barclays as the subadviser for the USAA Nasdaq-100 Index Fund and entered into a subadvisory agreement with Northern Trust Investments, N.A. (NTI), the current subadviser for the USAA S&P 500 Index Fund. In determining to hire NTI as the subadviser for the Fund beginning on October 1, 2003, the Board considered numerous factors including, without limitation, the following: (1) NTI's investment performance record managing similar funds and accounts; (2) the reasonableness of the fees proposed to be paid to NTI for these services, and
(3) the likelihood that IMCO and NTI will be able to work together effectively to pursue the Fund's investment objective.

     Under the Amended and Restated Investment Subadvisory Agreement (Subadvisory Agreement), IMCO will employ NTI to manage the day-to-day investments of the USAA Nasdaq-100 Index and the USAA S&P 500 Index Funds' assets consistent with each Fund's investment objective, policies, and restrictions. NTI will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to the supervision and monitoring of IMCO and the oversight of the Funds' Board. IMCO, and not the Funds, will be responsible for paying all fees charged by NTI for these subadvisory services.

     The Subadvisory Agreement takes effect on October 1, 2003, and will remain in effect for an initial period ending on April 30, 2005. Thereafter, the Subadvisory Agreement will continue automatically for successive years, provided that it is specifically approved at least annually by a vote of a majority of the Board members who are not "interested persons" as that term is defined in
Section 2(a)(19) of the Investment Company Act of 1940 (Independent Board Members) and by a majority of all Board members. Either Fund may terminate the Subadvisory Agreement, without penalty, by a vote of a majority of the Independent Board Members or by vote of a majority of that Fund's outstanding shares, without penalty, on not more than 60 days' written notice to IMCO and NTI. IMCO may at any time terminate the Subadvisory Agreement, without penalty, by written notice to NTI. NTI may terminate the Subadvisory Agreement, without penalty, by not less than 60 days' written notice to IMCO. The Subadvisory Agreement automatically will terminate without penalty in the event of its assignment.

     NTI, located at 50 South LaSalle Street, Chicago, Illinois 60675, is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies, and other institutional investors. As of June 30, 2003, NTI had approximately $220.4 billion of assets under management. NTI is part of Northern Trust Global Investments, the investment arm of Northern Trust Corporation, one of the largest investment managers in the United States. The Northern Trust Company is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans, and other institutional corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.

     Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations, and large corporate investors, and as of June 30, 2003, administered in various capacities approximately $1.83 trillion of assets, including approximately $423 billion of assets under discretionary management.

     The fees currently charged by NTI for managing the USAA S&P 500 Index Fund will remain the same. With respect to the USAA Nasdaq-100 Index Fund, IMCO will pay NTI the greater of, a fee at an annual rate equal to 0.06% of the Fund's average daily net assets on the first $100 million of assets, 0.04% of daily net assets on amounts over $100 million and up to $250 million, and 0.03% of daily net assets on amounts over $250 million of the Fund's average net assets, or a yearly minimum fee in the amount of $50,000. NTI has agreed to waive the yearly minimum fee for the first year of the Subadvisory Agreement.

     Only the subadviser of the USAA Nasdaq-100 Index Fund was changed. The investment policies and investment restrictions of the USAA Nasdaq-100 Index Fund described in the Statement of Additional Information have not been changed, but NTI, as the new subadviser, will be responsible for complying with these investment policies and restrictions. Any reference to Barclays as the subadviser of the USAA Nasdaq-100 Index Fund should be considered replaced by NTI.



                                                                      45027-1003